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                                                                 Exhibit 10.6(b)

Facility Site Lease Agreement (Morgantown L2) between Southern Energy Mid-Atlantic, LLC, Morgantown OL2 LLC and Southern Energy MD Ash Management, LLC dated as of December 19, 2000

Facility Site Lease Agreement (Morgantown L3) between Southern Energy Mid-Atlantic, LLC, Morgantown OL3 LLC and Southern Energy MD Ash Management, LLC dated as of December 19, 2000

Facility Site Lease Agreement (Morgantown L4) between Southern Energy Mid-Atlantic, LLC, Morgantown OL4 LLC and Southern Energy MD Ash Management, LLC dated as of December 19, 2000

Facility Site Lease Agreement (Morgantown L5) between Southern Energy Mid-Atlantic, LLC, Morgantown OL5 LLC and Southern Energy MD Ash Management, LLC dated as of December 19, 2000

Facility Site Lease Agreement (Morgantown L6) between Southern Energy Mid-Atlantic, LLC, Morgantown OL6 LLC and Southern Energy MD Ash Management, LLC dated as of December 19, 2000

Facility Site Lease Agreement (Morgantown L7) between Southern Energy Mid-Atlantic, LLC, Morgantown OL7 LLC and Southern Energy MD Ash Management, LLC dated as of December 19, 2000